Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2, dated as of October 30, 2015 (this “Amendment No. 2”), to the Credit Agreement, dated as of February 6, 2015 and as amended by Amendment No. 1 thereto dated as of March 31, 2015 (the “Credit Agreement”), among THE ADVISORY BOARD COMPANY, a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), each Lender from time to time party thereto and the other agents and arrangers party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WHEREAS, Section 9.02(b) of the Credit Agreement provides that the Credit Agreement may be amended or waived to effect certain changes thereto with the written consent of the Administrative Agent and the Required Lenders and, with respect to certain changes, all Lenders or all Issuing Banks;

WHEREAS, the Borrower desires to amend, and the Borrower has requested that the Lenders, the Issuing Banks and the Administrative Agent agree to amend, the Credit Agreement on the terms set forth herein (collectively, the “Amendments”);

WHEREAS, in connection with the Amendments, the Borrower desires to increase the Aggregate Revolving Commitment to $200,000,000 and increase the aggregate amount of the Letter of Credit Sublimits to $25,000,000;

WHEREAS, substantially concurrently with the Amendments on the Amendment No. 2 Effective Date, the Borrower desires to (i) voluntarily prepay a portion of the Term Loans of certain Lenders in an aggregate amount equal to $100,000,000 and effect assignments of a portion of the Term Loans of certain of the Lenders to certain other Lenders such that on the Amendment No. 2 Effective Date after giving effect to such prepayments and assignments each Lender’s Term Loans shall be as set forth beside such Lender’s name on Annex A hereto and (ii) effect assignments of a portion of the new Revolving Commitments of certain of the Lenders to certain other Lenders such that on the Amendment No. 2 Effective Date after giving effect to such assignments each Lender’s Revolving Commitments shall be as set forth beside such Lender’s name on Annex B hereto, and the Borrower has requested that the Lenders consent to the voluntary prepayment of Term Loans set forth in clause (i) above and to the assignments of their Term Loans and Revolving Commitments, to the extent applicable, set forth in clauses (i) and (ii) (collectively, the “Prepayments Consent”);

WHEREAS, the Lenders signatory hereto, constituting all of the Lenders, each Issuing Bank and the Administrative Agent are willing to agree to the Amendments and the Prepayments Consent described herein, subject to the terms and conditions contained herein;

WHEREAS, the Lenders have agreed that, upon the Amendment No. 2 Effective Date, after giving effect to the prepayment and assignments of Term Loans described above, the Term Loans shall be as set forth on Annex A hereto and each Lender’s Term Loans, if any, shall be as set forth opposite such Lender’s name on Annex A hereto and after giving effect to the increase in the Aggregate Revolving Commitments and the assignments of new Revolving Commitments described above, the Revolving Commitments shall be as set forth on Annex B hereto and each Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B hereto;

WHEREAS, the Issuing Banks signatory hereto have agreed that, upon the Amendment No. 2 Effective Date, the Letter of Credit Sublimits shall be as set forth on Annex C hereto and each such Issuing Bank’s Letter of Credit Sublimit shall be as set forth opposite such Issuing Bank’s name on Annex C hereto; and

WHEREAS, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as joint lead arrangers in connection with this Amendment No. 2 (collectively, the “Amendment No. 2 Joint Lead Arrangers”);

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. Subject to the satisfaction of the conditions set forth in Section 4 hereof, upon the Amendment No. 2 Effective Date, the Lenders party hereto consent to the following amendments to the Credit Agreement:

(a) The definition of “Aggregate Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended by restating the second sentence thereof in its entirety as follows:

“As of the Amendment No. 2 Effective Date, the Aggregate Revolving Commitment is $200,000,000.”

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by restating the table contained therein in its entirety as follows:

	Total Leverage Ratio	Eurocurrency Spread	ABR Spread	Commitment Fee Rate
Category 1:	≤ 1.25 to 1.00	1.50%	0.50%	0.20%
Category 2:	> 1.25 to 1.00 but ≤ 2.25 to 1.00	1.75%	0.75%	0.225%
Category 3:	> 2.25 to 1.00 but ≤ 3.25 to 1.00	2.00%	1.00%	0.25%
Category 4:	> 3.25 to 1.00	2.25%	1.25%	0.30%

(c) The definition of “Joint Lead Arranger” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following phrase at the end thereof: “and the Amendment No. 2 Joint Lead Arrangers.”

(d) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order therein:

“Amendment No. 2 Effective Date” means October 30, 2015, the date on which Amendment No. 2 to this Agreement became effective.

“Amendment No. 2 Joint Lead Arrangers” means J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers with respect to Amendment No. 2 to this Agreement.

(e) Section 2.05(a) of the Credit Agreement is hereby amended by deleting the phrase “Subject to adjustment pursuant to paragraph (c) of this Section 2.05,” contained therein.

(f) Section 2.06(b) of the Credit Agreement is hereby amended by replacing the phrase “$10,000,000” contained therein with the phrase “$25,000,000”.

(g) Section 6.04(r) of the Credit Agreement is hereby amended by replacing the phrase “$75,000,000” contained therein with the phrase “$125,000,000”.

(h) Section 6.07(i) of the Credit Agreement is hereby amended by replacing the phrase “$75,000,000” contained therein with the phrase “$125,000,000”.

(i) Section 6.09(a)(v) of the Credit Agreement is hereby amended by replacing the phrase “$75,000,000” contained therein with the phrase “$125,000,000”.

(j) Schedule 2.01(a) of the Credit Agreement is hereby amended by amending and restating the table contained therein under the heading “Revolving Commitment” in its entirety as set forth on Annex B hereto. Each Lender party hereto agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B hereto and each such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B hereto. Any Revolving Loans outstanding under the Credit Agreement immediately prior to the Amendment No. 2 Effective Date shall be repaid with a substantially concurrent Borrowing of Revolving Loans immediately following the Amendment No. 2 Effective Date.

(k) Schedule 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex C hereto. Each Issuing Bank agrees that, upon the Amendment No. 2 Effective Date, the Letter of Credit Sublimits shall be as set forth on Annex C hereto and each such Issuing Bank’s Letter of Credit Sublimit shall be as set forth opposite such Issuing Bank’s name on Annex C hereto.

Section 2. Prepayments Consent. Subject to the satisfaction of the conditions set forth in Section 4 hereof, upon the Amendment No. 2 Effective Date, the Lenders party hereto consent, without the delivery of any other prepayment notice, to the voluntary prepayment by the Borrower of the Term Loans of each applicable Lender in an aggregate amount equal to

$100,000,000, such that, after giving effect to such prepayments and the assignments referred to in the next succeeding sentence, the Term Loans of each Lender shall be as is set forth beside such Lender’s name on Annex A hereto, all on a non-pro rata basis. Subject to the satisfaction of the conditions set forth in Section 4 hereof, upon the Amendment No. 2 Effective Date, each Lender agrees that, without the delivery of any other assignment documentation, (i) each Lender with a greater amount of Term Loans set forth beside its name on Annex A hereto than it has outstanding immediately prior to the Amendment No. 2 Effective Date shall purchase by assignment an amount of Term Loans as directed by the Administrative Agent and (ii) each Lender with a lesser amount of Term Loans set forth beside its name on Annex A hereto than it has outstanding immediately prior to the Amendment No. 2 Effective Date shall sell by assignment an amount of Term Loans as directed by the Administrative Agent, in the case of each of clauses (i) and (ii) such that each Lender’s Term Loans on the Amendment No. 2 Effective Date shall be as set forth beside such Lender’s name on Annex A hereto. Upon the Amendment No. 2 Effective Date, each Lender agrees that, without the delivery of any other assignment documentation, each Lender with a lesser amount of Revolving Commitments set forth beside its name on Annex B hereto than it has outstanding immediately prior to the Amendment No. 2 Effective Date shall be deemed to have sold by assignment an amount of Revolving Commitments as directed by the Administrative Agent to one or more of the Lenders with a greater amount of Revolving Commitments set forth beside its name on Annex B hereto than it has outstanding immediately prior to the Amendment No. 2 Effective Date, such that after giving effect to the increase in the Aggregate Revolving Commitments and any deemed assignments, each Lender’s Revolving Commitments on the Amendment No. 2 Effective Date shall be as set forth beside such Lender’s name on Annex B hereto. Each Lender party hereto understands and agrees that such voluntary prepayments of Term Loans to occur on the Amendment No. 2 Effective Date shall not increase the Incremental Cap. Each of the Lenders party hereto hereby waives (x) any compensation pursuant to Section 2.16 of the Credit Agreement with respect to breakage costs or any other similar loss, cost or expense in connection with the prepayments of Eurocurrency Loans to occur on the Amendment No. 2 Effective Date, and (y) any right pursuant to Section 2.18(d) of the Credit Agreement to share ratably in the prepayments contemplated by this Section 2.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(a) The execution and delivery of this Amendment No. 2 is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational action on the part of the Borrower. This Amendment No. 2 has been duly executed and delivered by the Borrower and constitutes, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally, subject to general principles of equity and subject to implied covenants of good faith and fair dealing. This Amendment No. 2 will not (i) violate any Requirement of Law in any material respect, (ii) violate the articles of incorporation, bylaws or similar organizational documents of any Loan Party or (iii) violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Loan Party or its property, or give rise to a right thereunder to require any payment to be made by any Loan Party, except, in the case of this clause (iii), for violations, defaults or the creation of such rights that would not reasonably be expected to result in a Material Adverse Effect.

(b) Immediately prior to and immediately after giving effect to this Amendment No. 2, the representations and warranties set forth in Article III of the Credit Agreement and in any other Loan Document are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein).

(c) Immediately prior to and immediately after giving effect to this Amendment No. 2, no Default or Event of Default has occurred and is continuing.

Section 4. Conditions to Effectiveness. This Amendment No. 2 shall become effective as of the first date (the “Amendment No. 2 Effective Date”) on which the following conditions have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received from all of the Lenders, all of the Issuing Banks and the Borrower either (i) a counterpart of this Amendment No. 2 signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or .pdf transmission of a signed signature page of this Amendment No. 2) that such Person has signed a counterpart of this Amendment No. 2;

(b) the representations and warranties set forth in Section 3 hereof shall be true and correct as of the Amendment No. 2 Effective Date;

(c) the Borrower shall deliver or cause to be delivered a legal opinion with respect to this Amendment No. 2 of Hogan Lovells US LLP, as counsel to the Borrower, dated the Amendment No. 2 Effective Date;

(d) the Administrative Agent shall have received a certificate, dated the Amendment No. 2 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the condition precedent set forth in clause (b) of this Section 4;

(e) the Company shall have paid (i) for the account of each Lender party hereto, a consent fee equal to 0.02% of the aggregate principal amount of such Lender’s Term Loans and Revolving Commitments immediately prior to the Amendment No. 2 Effective Date and (ii) for the account of each Revolving Lender that has a greater amount of Revolving Commitments upon the Amendment No. 2 Effective Date than it did immediately prior to the Amendment No. 2 Effective Date, an upfront fee equal to the product of (a) 0.30% and (b) the Revolving Commitments of such Lender as of the Amendment No. 2 Effective Date, less (x) the Revolving Commitments of such Lender outstanding immediately prior to the Amendment No. 2 Effective Date, less (y) an amount (which shall not be less than zero) equal to (i) the aggregate principal amount of Term Loans of such Lender outstanding immediately prior to the Amendment No. 2 Effective Date less (ii) the aggregate principal amount of Term Loans of such Lender outstanding on the Amendment No. 2 Effective Date;

(f) the Company shall have paid all reasonable out of pocket costs and expenses of the Administrative Agent and the Amendment No. 2 Joint Lead Arrangers in connection with the preparation, negotiation and execution of this Amendment No. 2 (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP as counsel to the Administrative Agent and the Amendment No. 2 Joint Lead Arrangers); and

(g) substantially concurrently with the Amendment No. 2 Effective Date, the Borrower shall have prepaid such portion of the Term Loans of each Lender in an aggregate principal amount of $100,000,000, such that after giving effect to such prepayment and the assignments to occur on the Amendment No. 2 Effective Date, each Lender’s Term Loans shall be as set forth beside such Lender’s name on Annex A hereto, together with any accrued and unpaid interest and fees with respect thereto.

Section 5. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6. Loan Document. This Amendment No. 2 shall constitute a Loan Document for all purposes under the Credit Agreement.

Section 7. Applicable Law. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8. Headings. The headings of this Amendment No. 2 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Effect of Amendment. Except as expressly set forth herein, this Amendment No. 2 (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Issuing Banks, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document (for avoidance of doubt, in each case, as altered, modified or amended as expressly set forth herein) is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

THE ADVISORY BOARD COMPANY, as Borrower

By:	/s/ Michael Kirshbaum

	Name:	Michael Kirshbaum
	Title:	Chief Financial Officer and Treasurer

[Amendment No. 2 Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ James A. Knight

	Name:	James A. Knight
	Title:	Vice President

[Amendment No. 2 Signature Page]

JPMORGAN CHASE BANK, N.A., as Issuing Bank

By:	/s/ James A. Knight

	Name:	James A. Knight
	Title:	Vice President

[Amendment No. 2 Signature Page]

Bank of America, N.A., as Issuing Bank

By:	/s/ Monica Sevila

	Name:	Monica Sevila
	Title:	Senior Vice President

[Amendment No. 2 Signature Page]

MORGAN STANLEY BANK, N.A., as Issuing Bank

By:	/s/ Michael King

	Name:	Michael King
	Title:	Authorized Signatory

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ James A. Knight

	Name:	James A. Knight
	Title:	Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

Bank of America, N.A., as a Lender

By:	/s/ Monica Sevila

	Name:	Monica Sevila
	Title:	Senior Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

SunTrust Bank, as a Lender

	By:	/s/ Dave Bennett
		Name:	Dave Bennett
		Title:	Director

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

MUFG Union Bank, N.A., as a Lender

By:	/s/ Michael Gardner
	Name:	Michael Gardner
	Title:	Director

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Frank S. Kaulback, III
	Name:	Frank S. Kaulback, III
	Title:	Senior Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven Day
	Name:	Steven Day
	Title:	Assistant Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

REGIONS BANK, as a Lender

By:	/s/ Bruce Rudolph
	Name:	Bruce Rudolph
	Title:	Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

Citizens Bank, N.A, as a Lender

By:	/s/ William McClassy
	Name:	William McClassy
	Title:	Sr. Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

HSBC Bank USA, N.A., as a Lender

By:	/s/ John P Treadwell Jr.
	Name:	John P Treadwell Jr.
	Title:	Vice President

RESTRICTED - [Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

HEALTHCARE FINANCIAL SOLUTIONS, LLC, as a Lender

	By:	/s/ Hanes Whiteley
		Name:	Hanes Whiteley
		Title:	Duly Authorized Signatory

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments/Terminations Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

Capital One, N.A., As a Lender

By:	/s/ Katherine A. Marcotte

	Name:	Katherine A. Marcotte
	Title:	Senior Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

Barclays Bank PLC, as a Lender

By:	/s/ Mathew Cybul
	Name:	Mathew Cybul
	Title:	Assistant Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

TD Bank, N.A., as a Lender

	By:	/s/ Mark Worthy
		Name:	Mark Worthy
		Title:	Vice President

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments/Terminations Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Michael King

	Name:	Michael King
	Title:	Vice President

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments/Terminations Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

United Bank as a Lender

	By:	/s/ Tom Wolcott
Tom Wolcott
SVP Shared National Credit

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 2 Signature Page]

The undersigned hereby executes this Amendment No. 2 as a Lender and (i) consents to the Amendments and the Prepayments Consent, (ii) agrees that, upon the Amendment No. 2 Effective Date, the Term Loans shall be as set forth on Annex A to Amendment No. 2 and such Lender’s Term Loans (after giving effect to the prepayments and assignments described in Amendment No. 2), if any, shall be as set forth opposite such Lender’s name on Annex A to Amendment No. 2 and (iii) agrees that, upon the Amendment No. 2 Effective Date, the Revolving Commitments shall be as set forth on Annex B to Amendment No. 2 and such Lender’s Revolving Commitment, if any, shall be as set forth opposite such Lender’s name on Annex B to Amendment No. 2:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

	By:	/s/ Hanes Whiteley
		Name:	Hanes Whiteley
		Title:	Duly Authorized Signatory

For any institution requiring a second signatory:	By:
Name:
Title:

[Amendment No. 2 Signature Page]

Annex A

Term Loans

Lender	Term Loans
JPMorgan Chase Bank, N.A.	$51,180,555.64
Bank of America, N.A.	$51,180,555.56
SunTrust Bank	$40,944,444.44
MUFG Union Bank, N.A.	$34,120,370.36
Wells Fargo Bank, N.A.	$34,120,370.36
PNC Bank, National Association	$34,120,370.36
Regions Bank	$34,120,370.36
Citizens Bank, N.A.	$34,120,370.36
HSBC Bank USA, N.A.	$23,884,259.25
Healthcare Financial Solutions, LLC	$23,884,259.25
Capital One, N.A.	$23,884,259.25
Barclays Bank PLC	$23,884,259.25
TD Bank, N.A.	$21,065,619.98
Raymond James Bank, N.A.	$20,027,173.91
Morgan Stanley Senior Funding, Inc.	$6,082,326.89
United Bank	$4,005,434.78

Total	$460,625,000.00

Annex B

Revolving Commitment

Revolving Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$22,222,222.22
Bank of America, N.A.	$22,222,222.21
MUFG Union Bank, N.A.	$20,032,206.12
SunTrust Bank	$17,777,777.78
Wells Fargo Bank, N.A.	$14,814,814.82
PNC Bank, National Association	$14,814,814.82
Regions Bank	$14,814,814.82
Citizens Bank, N.A.	$14,814,814.82
HSBC Bank USA, N.A.	$10,370,370.37
Healthcare Financial Solutions, LLC	$10,370,370.37
Capital One, N.A.	$10,370,370.37
Barclays Bank PLC	$10,370,370.37
Morgan Stanley Bank, N.A.	$8,727,858.29
TD Bank, N.A.	$8,276,972.62
General Electric Capital Corporation	$0.00

Total	$200,000,000.00

Annex C

Schedule 2.01(b) – LETTER OF CREDIT SUBLIMITS

L/C Issuer	Letter of Credit Sublimit
JPMorgan Chase Bank, N.A.	$12,500,000
Bank of America, N.A.	$7,500,000
Morgan Stanley Bank, N.A.	$5,000,000